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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       Form 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                  December 19, 1996
                   Date of Report (Date of earliest event reported)


                                 ODD'S-N-END'S, INC.
                (Exact name of registrant as specified in its charter)


Delaware                             0-19908                    16-1205515
(State or other              (Commission File Number)         (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

                              5000 Winnetka Avenue North
                              New Hope, Minnesota 55428
                       (Address of principal executive offices)

                                    (612) 533-1169
                 (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

    On December 16, 1996, Steve Katkin resigned as a director of the Company to pursue other interests. On December 19, 1996, the Board of Directors of the Company approved the appointment of Richard L. Ennen to fill this vacancy. Mr. Ennen is the President of Only Deals, Inc., a wholly-owned subsidiary of Universal International, Inc., an affiliate that owns 40.5% of the outstanding common stock of the Company.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ODD'S-N-END'S, INC.
                                       (Registrant)



Dated: January 10, 1997                By /s/ James A. Patineau
                                         ----------------------------------
                                              James A. Patineau
                                              Its Chief Financial Officer


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